EXHIBIT 10

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in Post-Effective Amendment No. 28 to Registration Statement No. 2-57060 on Form N-1A of our report dated February 9, 2001 appearing in the Annual Report of The Corporate Fund Accumulation Program, Inc. for the year ended December 31, 2000, and to the reference to us under the caption “Financial Highlights” in the Prospectus which is a part of such Registration Statement.

/s/ Deloitte & Touche LLP

Princeton, New Jersey April 20, 2001